SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                                       CW

                                  (Depositor)

  (Issuer in respect of Mortgage Pass - Through Certificates, Alternative Loan

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                      Mortgage Pass - Through Certificates
                       Alternative Loan Trust 2003 - 11T1

On September 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003 - 11T1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass - Through Certificates Alternative Loan Trust 2003 - 11T1 relating to the distribution date of September 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2003


                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
    Mortgage Pass - Through Certificates, Alternative Loan Trust 2003 - 11T1
                                 Series 2003-25
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         40,791,637.24    4.750000%     1,609,731.15    161,466.90    1,771,198.05       0.00       0.00
                        A2        109,813,745.22    9.412308%     4,333,501.13    861,333.97    5,194,835.10       0.00       0.00
                        A3        160,497,012.24    1.510000%     6,333,578.58    201,958.74    6,535,537.32       0.00       0.00
                        A4        160,497,012.24    0.050000%             0.00      6,687.38        6,687.38       0.00       0.00
                        PO             36,270.65    0.000000%           143.93          0.00          143.93       0.00       0.00
Residual                AR                  0.00    4.750000%             0.00          0.12            0.12       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           4,321,906.46    4.750000%        15,884.91     17,107.55       32,992.46       0.00       0.00
                        B1          1,080,476.61    4.750000%         3,971.23      4,276.89        8,248.11       0.00       0.00
                        B2            720,317.74    4.750000%         2,647.49      2,851.26        5,498.74       0.00       0.00
                        B3            360,158.87    4.750000%         1,323.74      1,425.63        2,749.37       0.00       0.00
                        B4            360,158.87    4.750000%         1,323.74      1,425.63        2,749.37       0.00       0.00
                        B5            360,334.42    4.750000%         1,324.39      1,426.32        2,750.71      -0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        318,342,018.33     -           12,303,430.29  1,259,960.37   13,563,390.66     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         39,181,906.09              0.00
                                A2        105,480,244.09              0.00
                                A3        154,163,433.66              0.00
                                A4        154,163,433.66              0.00
                                PO             36,126.72              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           4,306,021.54              0.00
                                B1          1,076,505.39              0.00
                                B2            717,670.26              0.00
                                B3            358,835.13              0.00
                                B4            358,835.13              0.00
                                B5            359,010.03              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        306,038,588.04     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
    Mortgage Pass - Through Certificates, Alternative Loan Trust 2003 - 11T1
                                 Series 2003-25
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     40,791,637.24     4.750000% 12669EPU4    34.409935      3.451549    837.560251
                           A2    109,813,745.22     9.412308% 12669EPV2    34.409935      6.839376    837.560251
                           A3    160,497,012.24     1.510000% 12669EPW0    34.409935      1.097229    837.560251
                           A4    160,497,012.24     0.050000% 12669EPX8     0.000000      0.036332    837.560251
                           PO         36,270.65     0.000000% 12669EPY6     3.919510      0.000000    983.775305
Residual                   AR              0.00     4.750000% 12669EPZ3     0.000000      1.234498      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       4,321,906.46     4.750000% 12669EQA7     3.635657      3.915487    985.540040
                           B1      1,080,476.61     4.750000% 12669EQB5     3.635657      3.915487    985.540040
                           B2        720,317.74     4.750000% 12669EQC3     3.635657      3.915487    985.540040
                           B3        360,158.87     4.750000% 12669EPR1     3.635657      3.915487    985.540040
                           B4        360,158.87     4.750000% 12669EPS9     3.635657      3.915487    985.540040
                           B5        360,334.42     4.750000% 12669EPT7     3.635657      3.915487    985.540040
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     318,342,018.33       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
    Mortgage Pass - Through Certificates, Alternative Loan Trust 2003 - 11T1
                                 Series 2003-25
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       306,038,588.04   306,038,588.04
Loan count                    639              639
Avg loan rate           5.669729%             5.67
Prepay amount       11,133,374.15    11,133,374.15

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        57,969.13        57,969.13
Sub servicer fees      175,425.07       175,425.07
Trustee fees             2,387.57         2,387.57


Agg advances                  N/A              N/A
Adv this period          6,757.05         6,757.05

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                3,641,000.00     3,641,000.00
Special Hazard       3,183,420.18     3,183,420.18


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.745358%           100.000000%            311,138,665.36
   -----------------------------------------------------------------------------
   Junior            2.254642%             0.000000%              7,176,877.48
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           1                    48,000.45
90 or more                              0                         0.00
Foreclosure                             1                   390,426.95

Totals:                                 2                   438,427.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           13,563,390.66         13,563,390.66
Principal remittance amount           12,303,430.29         12,303,430.29
Interest remittance amount             1,259,960.37          1,259,960.37